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                                                                   EXHIBIT 10.1


                  SECOND AMENDMENT TO EMPLOYMENT AGREEMENT
                               OF JASON ELKIN

     THIS SECOND AMENDMENT to that certain Employment Agreement ("ORIGINAL AGREEMENT") dated as of April 29, 1997 by and among CTN Media Group, Inc., f/k/a College Television Network, Inc., a Delaware corporation (the "COMPANY"), U-C Holdings, L.L.C., a Delaware limited liability company ("HOLDINGS") and Jason Elkin ("EXECUTIVE"); is made as of the 22nd day of May, 2000 between the Company and Executive.

                            W I T N E S S E T H:

     WHEREAS, the Company and the Executive each desire to renew and modify certain terms of the Original Agreement, as set forth in this Amendment;

     NOW THEREFORE, in consideration of the mutual premises contained herein, and for other good and valuable consideration, the receipt and adequacy of which are acknowledged by the parties hereto, the parties, intending to be legally bound, hereby agree as follows:

     1. DEFINED TERMS. All defined terms in the Original Agreement shall have the same meaning herein unless the context requires otherwise or unless redefined herein.

     2. RENEWAL AND TERM OF EMPLOYMENT. Executive shall continue to serve as the Chairman of the Board of Directors and Chief Executive Officer of the Company and have those duties set forth in Section 2 of the Original Agreement until April 25, 2004 (such date shall be deemed to be the "EXPIRATION DATE") (such additional term to be referred to as an "EXTENSION PERIOD" which shall be included in the definition of "EMPLOYMENT PERIOD" for the purposes of the Original Agreement), subject to the terms and conditions regarding termination or expiration as described in the Original Agreement.

     3. CHOICE OF LAW. This Amendment will be governed by the internal law, and not the laws of conflicts, of the State of Georgia.

     4. REMAINING PROVISIONS. All other terms and conditions of the Original Agreement not modified by this Amendment shall remain as originally set forth in the Original Agreement.

     5. COUNTERPARTS. This Amendment may be executed in multiple counterparts with the same effect as if all signing parties had signed the same document. All counterparts shall construed together and constitute the same instrument.


                    SIGNATURES BEGIN ON THE NEXT PAGE.

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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


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
                                     CTN MEDIA GROUP, INC.

                                     By: /s/ Neil H. Dickson
                                        --------------------------------------
                                     Its:  Treasurer
                                        --------------------------------------


                                     U-C HOLDINGS, L.L.C.

                                     By: /s/ Willis Stein & Partners, L.P.
                                     Its: Managing Member

                                          By: Willis Stein & Partners, L.L.C.
                                          Its: General Partner

                                          By: /s/ Daniel Gill
                                              --------------------------------
                                          Its: Manager


                                       /s/ Jason Elkin
                                     -----------------------------------------
                                     JASON ELKIN
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